                               TABLE OF CONTENTS

Letter to Shareholders...........................  1
Economic Snapshot................................  2
Performance Results..............................  3
Portfolio Management Review......................  4
Glossary of Terms................................  7
Portfolio Highlights.............................  8
Portfolio of Investments.........................  9
Statement of Assets and Liabilities.............. 14
Statement of Operations.......................... 15
Statement of Changes in Net Assets............... 16
Financial Highlights............................. 17
Notes to Financial Statements.................... 20

GI SAR 7/99

                             LETTER TO SHAREHOLDERS

June 16, 1999

Dear Shareholder,
    With the volatility that we've experienced in many financial markets in recent months, some investors have sold securities because of uncertainty about where the markets were going, only to be left rethinking whether they made the right decision. We've witnessed this kind of market activity numerous times over the past several years, sparked by concerns such as the impact of the Asian economic crisis, high stock valuations, or, most recently, the stability of many high-flying technology companies. While these fears eventually subsided, investors who may have sold during this period were unable to reap the benefits of the latest rally. That's partly because most of the recent big gains happened in relatively short periods of time. This kind of volatility--and the danger of making short-term decisions--highlights the importance of investing for the long term, in accordance with your individual financial objectives.
    Although the worst of the Asian crisis appears to be behind us, new concerns are always emerging. In the coming months, we'll likely hear more about how the year 2000 computer problem may affect the markets or that we're overdue for a correction. While the markets could undoubtedly suffer as a result of these or any number of other events, we encourage you to focus on your long-term investment goals. Although nothing is certain, history has shown us that over time, the markets tend to recover--and most investors want to be positioned to take advantage of any recovery.
    If you have concerns about market volatility or questions about how your portfolio is structured to respond to these events, we encourage you to contact your financial advisor. Your advisor can talk with you about sustaining a long-term investment plan through a variety of market conditions. We hope that Van Kampen Funds will play an important role as you and your advisor build a portfolio designed to help you weather what the markets have in store.

Sincerely,

[SIG.]
Richard F. Powers III

Chairman
Van Kampen Asset Management Inc.

[SIG.]
Dennis J. McDonnell

President
Van Kampen Asset Management Inc.

                               ECONOMIC SNAPSHOT

    The economy continued to grow at a record pace. The nation's gross domestic product, a measure of economic health, rose at an astounding 6.0 percent annualized rate in the fourth quarter of 1998, and remained strong at 4.5 percent through the first quarter of 1999. Growth was fueled by an increase in consumer spending even as retail prices inched upward. Consumer spending rose at a 6.7 percent annualized rate in the first quarter of 1999--an 11-year record. This willingness to spend was attributed to higher consumer confidence as a result of the positive employment environment. Although U.S. exports declined, the high level of spending on domestic goods and services compensated for this weak spot.
    Inflation remained low throughout most of the reporting period, although a sharp increase in oil prices contributed to a recent boost in the consumer price index, pointing to the potential for higher inflation in the months ahead. This rise in inflation led the Federal Reserve to express a bias toward raising interest rates in the near term, although it did not make any rate changes over the past six months. Despite a lack of action by the Fed, long-term interest rates continued to climb during this period due to market conditions.
    Our outlook for the economy suggests that a moderate slowdown may be on the horizon. Healthy job growth, which has been supporting the strong consumer confidence and spending levels, showed signs of faltering toward the end of the reporting period. However, a renewed optimism for corporate earnings, low unemployment, and a vibrant housing market should provide some balance against a slower job growth rate. Also, with the Asian economic crisis currently under control and financial improvements in other parts of the world, we believe the U.S. economy will remain strong even if growth slows somewhat in the near term.

                          INTEREST RATES AND INFLATION
                       May 31, 1997, through May 31, 1999

                                    [GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
May 1997                                                                    5.625                              2.20
                                                                             6.50                              2.30
                                                                             6.00                              2.20
Aug 1997                                                                     5.50                              2.20
                                                                             6.25                              2.20
                                                                             5.75                              2.10
Nov 1997                                                                   5.6875                              1.80
                                                                             6.50                              1.70
                                                                           5.5625                              1.60
Feb 1998                                                                    5.625                              1.40
                                                                            6.125                              1.40
                                                                            5.625                              1.40
May 1998                                                                   5.6875                              1.70
                                                                             6.00                              1.70
                                                                           5.5625                              1.70
Aug 1998                                                                   5.9375                              1.60
                                                                             5.75                              1.50
                                                                             5.25                              1.50
Nov 1998                                                                    4.875                              1.50
                                                                             4.00                              1.60
                                                                           4.8125                              1.70
Feb 1999                                                                    4.875                              1.60
                                                                            5.125                              1.70
                                                                           4.9375                              2.30
May 1999                                                                     4.50                              2.10

    Interest rates are represented by the closing midline federal funds rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

             PERFORMANCE RESULTS FOR THE PERIOD ENDED MAY 31, 1999

                       VAN KAMPEN GROWTH AND INCOME FUND

                                           A SHARES  B SHARES  C SHARES
 TOTAL RETURNS

Six-month total return based on NAV(1)...     9.29%     8.87%     8.87%
Six-month total return(2)................     3.02%     3.87%     7.87%
One-year total return(2).................     4.05%     4.56%     8.56%
Five-year average annual total
  return(2)..............................    18.51%    18.84%    18.99%
Ten-year average annual total
  return(2)..............................    13.93%       N/A       N/A
Life-of-Fund average annual total
  return(2)..............................    10.19%    17.18%    17.19%
Commencement date........................  08/01/46  08/02/93  08/02/93

N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for A shares) or contingent deferred sales charge for early withdrawal (5% for B shares and 1% for C shares).

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

See the Performance section of the current prospectus. An investment should be made with an understanding of the risks that an investment in equity securities entails. These include the risk that the financial condition of the issuers of the securities in the portfolio, or the condition of the stock market in general, may worsen and therefore, the value of Fund shares may decline. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

Market forecasts provided in this report may not necessarily come to pass.

                          PORTFOLIO MANAGEMENT REVIEW

                    GROWTH AND INCOME FUND SEMIANNUAL REPORT

We recently spoke with the management team of the Van Kampen Growth and Income Fund about the key events and economic forces that shaped the markets during the six-month period ended May 31, 1999. The team is led by James A. Gilligan, portfolio manager, who has managed the Fund since January 1990 and worked in the investment industry since 1985. He is joined by Scott Carroll and James Roeder, portfolio comanagers, and Stephen L. Boyd, chief investment officer for equity investments. The following excerpts reflect their views on the Fund's performance during this time.

   Q HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT IN WHICH THE FUND OPERATED DURING THIS SIX-MONTH PERIOD?

   A It's been an explosive market. As global growth strengthened toward the end of 1998, investors gained confidence in the domestic economy. Fueled by new money, the stock market soared to record highs, breaking through the 10,000 point ceiling and pushing past 11,000. However, investors found cause for concern when interest rates began to creep higher in the second quarter of 1999. These fears were only heightened when the Fed announced its bias toward tightening short-term interest rates. As a result, the last few weeks of the reporting period were marked by heightened market volatility.
    For much of the period, the booming stock market created a very challenging environment for a value-oriented portfolio such as this one. As stock prices rose, it was often difficult to find pockets of value in any particular sector. In April, however, value stocks returned to favor as investors began to consider equity opportunities beyond the market's blue-chip growth offerings. Although traditional cyclical industries such as oil demonstrated the potential for value during this time, no single group stood out as a consistently attractive value area.

   Q  BASED ON THIS ASSESSMENT, HOW AND WHERE DID YOU FIND INVESTMENTS?

   A In our search for good value investments, we focus on companies that we believe are underappreciated by the market but demonstrate a catalyst for positive change. We might examine a troubled company that's recently come under new management, or study a sector that has fallen out of favor but exhibits solid fundamentals for recovery.
    For example, in your last report, we described the troubles that had befallen many financial companies because of economic turmoil overseas. As many of the global economies began to recover, we revisited the financial sector during the past six months and selected several large financial companies that we believed were in good positions to take advantage of this recovery. As a result, we added or reinforced holdings in Equitable Companies, Citigroup, and Chase Manhattan. Once these companies began to post solid earnings gains, we considered their future potential for growth and, in some cases, chose to reduce our positions. At the same time, we added two new financial companies to the portfolio--Lincoln National and Marsh & McLennan--both of which have reasonable valuations and have announced new chief executive officers.

   Q  IN WHAT OTHER AREAS DID YOU SEARCH FOR VALUE?

   A We also looked for turnaround stories in the technology sector, which demonstrated the capacity for a strong rebound during the period. We were especially interested in some of the technology areas that weren't part of last year's market surge. For example, our position in Adobe was one of the best performers during the period. We also invested successfully in Motorola and QualComm during the period, although we eliminated the latter when we believed the stock had reached its price target. Computer hardware giant IBM continues to be one of the portfolio's largest positions, although our holding in this company fluctuated based on some variable quarterly earnings reports. In the consumer nondurables sector, we focused our attention on a relatively new area to the portfolio: beverage companies. These included Anheuser-Busch, Pepsi Bottling Group, Inc., and Whitman, a bottling company. Although we occasionally moderated our positions in these holdings during the period, we were attracted to the high volume and attractive pricing of this industry. Although we might say the same for Philip Morris, which used to be one of our largest holdings, we reduced that position dramatically during the period. With continuing clouds of litigation hanging over the company, we were unable to identify a catalyst for improvement in the stock's price.

   Q  WERE THERE ANY OTHER DISAPPOINTMENTS IN THE PORTFOLIO?

   A One of our largest sector exposures, health care--in particular, pharmaceutical companies--fell out of favor with investors during this six-month period. Investors might have been concerned about the negative repercussions of a proposed prescription drug benefit for Medicare recipients, which could put pricing pressure on these companies. However, we focused on establishing holdings in companies that we believe are best positioned to take advantage of a recovery in this sector. We also continued to study health-care service companies, such as nursing home HCR Manor Care. We expect to add to this area as we find additional value opportunities. For additional Fund portfolio highlights, please refer to page 8.

   Q TAKING EVERYTHING INTO CONSIDERATION, HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

   A Although some of our holdings in the health-care sector hurt the Fund's return, we also enjoyed some impressive gains in the financial and technology sectors. As a result, the Fund achieved a total return of 9.29 percent(1) (Class A shares at net asset value) for the six-month period ended May 31, 1999. By comparison, the Standard & Poor's 500 Index returned 12.59 percent, and the Lipper Growth and Income Fund Index produced a total return of
10.80 percent for the same period.

    The S&P 500 Index is a broad-based index that reflects the general performance of the stock market, and the Lipper Growth and Income Fund Index reflects the average performance of the largest growth and income funds. Keep in mind that these indices are statistical composites that do not reflect any commissions or sales charges that would be paid by an investor purchasing the securities or investments they represent. Of course, past performance is no guarantee of comparable future results. Please refer to the chart and footnotes on page 3 for additional Fund performance results.

   Q  WHAT DO YOU SEE HAPPENING IN THE MARKET OVER THE COMING MONTHS?

   A The market seems to be reacting to the possibility that the Fed will raise rates sooner rather than later, and we expect a tightening of short-term interest rates by mid-summer. (Editor's note: After the reporting period ended, the Fed raised interest rates by 0.25 percent on June 30.) Investors understand the need for a stable economy and realize that if the Fed doesn't take appropriate action to ward off inflation, the stock market's rise could be tempered. Until the situation becomes clear, we would expect an increase in market volatility, if only because the Dow's current level is so high. We hope that volatility will initiate a return to a broader market, in which our bottom-up analysis and disciplined value criteria will help us uncover fresh investment opportunities.

[SIG.]
James A. Gilligan

Portfolio Manager

[SIG.]
James Roeder

Portfolio Comanager

[SIG.]
Scott Carroll

Portfolio Comanager

[SIG.]
Stephen L. Boyd

Chief Investment Officer
Equity Investments

                               GLOSSARY OF TERMS

BOTTOM-UP INVESTING: A management style that emphasizes the analysis of individual stocks, rather than economic and market cycles.

CYCLICAL STOCKS: Stocks within industries where earnings tend to rise quickly when the economy strengthens and fall quickly when the economy weakens. Examples of cyclical stocks include housing, automobile, and paper companies. Noncyclical or defensive stocks are typically less sensitive to changes in the economy. These include utilities, grocery stores, and pharmaceutical companies.

DOW JONES INDUSTRIAL AVERAGE: The oldest and most widely recognized stock market average, which reflects the performance of 30 actively traded stocks of well-established, blue-chip companies.

EARNINGS ESTIMATES: A forecast for a company's net income during a given period.
    Earnings estimates can come from the company's management as well as from independent analysts.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve
    System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share, and quality of management.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

VALUE INVESTING: A strategy that seeks to identify stocks that are sound investments but are temporarily out of favor in the marketplace. As a result, the stocks trade at prices below the value that value investors believe they are actually worth.

                              PORTFOLIO HIGHLIGHTS

                       VAN KAMPEN GROWTH AND INCOME FUND

TOP TEN PORTFOLIO HOLDINGS AS OF MAY 31, 1999*

ADOBE SYSTEMS--develops, markets, and supports computer
software products and technologies..........................  2.39%

INTERNATIONAL BUSINESS MACHINE (IBM)--develops,
manufactures, and sells advanced technology processing
products, including computers, software, networking systems, and related services........................................  2.32%

INGERSOLL-RAND--is a multinational manufacturer of
nonelectrical industrial machinery and equipment, such as
air compressors, architectural hardware products,
construction equipment, automotive parts, and temperature
control systems.............................................  2.24%

AMERICAN HOME PRODUCTS--is engaged in the discovery,
development, manufacture, distribution, and sale of a
diversified line of products for health care and
agriculture.................................................  2.07%

EQUITABLE COMPANIES--is a financial services company
operating in the insurance, investment management, and
investment banking industries...............................  2.07%

AMERICAN GENERAL--is a consumer financial services
organization providing retirement services, life insurance,
and consumer loans..........................................  1.97%

MOBIL--primarily operates a worldwide oil and gas
exploration/production business, a global marketing and
refining complex, and a network of pipelines and tankers....  1.91%

UNITED HEALTHCARE--provides comprehensive managed care
services and unbundled health-care management products and
services....................................................  1.78%

XEROX--engages in the worldwide development, marketing,
manufacturing, financing, and servicing of document
processing products and services............................  1.75%

SPRINT--is a global communications company whose operations
include long distance, local telephone, product
distribution, and directory publishing......................  1.65%

TOP FIVE PORTFOLIO INDUSTRIES*

                                  [BAR GRAPH]

                                    MAY 31, 1999              NOVEMBER 30, 1998
                                    ------------              -----------------
Finance                                 17.1                         15.2
Health Care                             16.5                         17.4
Technology                              16.1                         15.0
Utilities                               14.9                         12.8
Consumer Non-Durables                   10.5                         10.7

* As a Percentage of Fund's Long-Term Investments

                            PORTFOLIO OF INVESTMENTS

                            May 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

                   Description                           Shares       Market Value
-----------------------------------------------------------------------------------
COMMON STOCKS  88.3%
CONSUMER DURABLES  0.5%
Black & Decker Corp. .............................        140,700    $    8,011,106
                                                                     --------------
CONSUMER NON-DURABLES  9.6%
Anheuser-Busch Cos., Inc. ........................        227,580        16,627,564
Benckiser NV, Class B - ADR (Netherlands).........        145,500         7,875,187
Colgate - Palmolive Co. ..........................        206,010        20,575,249
Hershey Foods Corp. ..............................        239,600        12,998,300
Pepsi Bottling Group, Inc. .......................        411,200         9,534,700
PepsiCo, Inc. ....................................        274,900         9,844,856
Philip Morris Cos., Inc. .........................        459,500        17,719,469
Ralston Purina Group..............................        690,500        18,816,125
Seagram Co. Ltd. - ADR (Canada)...................        182,400         9,473,400
Unilever NV - ADR (Netherlands)...................        148,304         9,686,040
Whitman Corp. ....................................        584,000         9,928,000
                                                                     --------------
                                                                        143,078,890
                                                                     --------------
CONSUMER SERVICES  1.4%
H & R Block, Inc. ................................        328,900        15,848,869
International Game Technology.....................        255,800         4,508,475
                                                                     --------------
                                                                         20,357,344
                                                                     --------------
ENERGY  7.1%
Apache Corp. .....................................         70,000         2,520,000
Coastal Corp. ....................................        432,200        16,666,713
El Paso Energy Corp. .............................        578,200        20,851,337
Mobil Corp. ......................................        256,100        25,930,125
Texaco, Inc. .....................................        285,500        18,700,250
YPF Sociedad Anonima, Class D - ADR (Argentina)...        498,200        20,986,675
                                                                     --------------
                                                                        105,655,100
                                                                     --------------
FINANCE  15.3%
Aetna, Inc. ......................................        166,670        15,135,719
American General Corp. ...........................        369,500        26,696,375
Arden Realty, Inc. (REIT).........................        399,500        10,212,219
Bank of Tokyo Mitsubishi, Ltd. - ADR (Japan)......      1,162,300        15,691,050
Chase Manhattan Corp. ............................        278,000        20,155,000
Citigroup, Inc. ..................................        273,410        18,113,412

                                               See Notes to Financial Statements

                            May 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

                   Description                           Shares       Market Value
-----------------------------------------------------------------------------------
FINANCE (CONTINUED)
CMAC Investment Corp. ............................         24,200    $    1,223,613
Equitable Cos., Inc. .............................        400,000        28,075,000
Fleet Financial Group, Inc. ......................        389,600        16,022,300
Lincoln National Corp. ...........................        108,900        11,080,575
Marsh & McLennan Cos., Inc. ......................        194,600        14,157,150
Merrill Lynch & Co., Inc. ........................        108,400         9,105,600
PNC Bank Corp. ...................................        328,500        18,806,625
Washington Mutual, Inc. ..........................        358,450        13,688,309
XL Capital Ltd., Class A - ADR (Bermuda)..........        165,500        10,064,469
                                                                     --------------
                                                                        228,227,416
                                                                     --------------
HEALTHCARE  14.2%
Alza Corp. (a)....................................        303,100        10,816,881
American Home Products Corp. .....................        488,500        28,149,812
Beckman Coulter, Inc. ............................        235,520        11,952,640
Bristol-Myers Squibb Co. .........................         98,500         6,759,563
Columbia / HCA Healthcare Corp. ..................        445,110        10,487,904
HCR Manor Care, Inc. (a)..........................        249,400         6,671,450
IMS Health, Inc. .................................        506,800        12,479,950
LifePoint Hospitals, Inc. ........................         23,427           234,260
Merck & Co., Inc. ................................        235,500        15,896,250
Mylan Labs., Inc. ................................        675,400        17,138,275
Oxford Health Plans, Inc. (a).....................        821,600        15,661,750
Pharmacia & Upjohn, Inc. .........................        324,120        17,968,403
Rhodia, SA - ADR (France) (a).....................         86,000         1,462,000
Rhone-Poulenc, SA - ADR (France), Warrants
  (expiring 11/05/01) (a).........................        239,000           717,000
Teva Pharmaceutical Industries Ltd. - ADR
  (Israel)........................................        283,600        13,931,850
Triad Hospitals, Inc. (a).........................         23,427           237,188
United HealthCare Corp. ..........................        415,300        24,191,225
Warner-Lambert Co. ...............................        279,000        17,298,000
                                                                     --------------
                                                                        212,054,401
                                                                     --------------
PRODUCER MANUFACTURING  6.0%
AlliedSignal, Inc. ...............................        166,600         9,673,213
Ingersoll-Rand Co. ...............................        478,300        30,461,731

                                               See Notes to Financial Statements

                            May 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

                   Description                           Shares       Market Value
-----------------------------------------------------------------------------------
PRODUCER MANUFACTURING (CONTINUED)
Koninkijke Philips Electronics NV - ADR
  (Netherlands)...................................        207,100    $   17,810,600
Minnesota Mining & Manufacturing Co. .............        193,100        16,558,325
Tyco International Ltd. ..........................             27             2,359
Waste Management, Inc. ...........................        301,000        15,915,375
                                                                     --------------
                                                                         90,421,603
                                                                     --------------
RAW MATERIALS/PROCESSING INDUSTRIES  4.8%
Boise Cascade Corp. ..............................        323,900        12,834,538
Crown Cork & Seal Co., Inc. ......................        269,000         8,439,875
Imperial Chemical Industries PLC - ADR (United
  Kingdom)........................................        275,600        12,109,175
Monsanto Co. .....................................         69,040         2,865,160
Raychem Corp. ....................................        364,000        12,649,000
Sherwin-Williams Co. .............................        475,200        14,642,100
Union Carbide Corp. ..............................        170,500         8,748,781
                                                                     --------------
                                                                         72,288,629
                                                                     --------------
RETAIL  2.1%
Federated Department Stores, Inc. (a).............        309,400        16,862,300
Gap, Inc. ........................................        221,900        13,882,619
                                                                     --------------
                                                                         30,744,919
                                                                     --------------
TECHNOLOGY  13.8%
Adobe Systems, Inc. ..............................        437,400        32,422,275
Alcatel, SA - ADR (France)........................        173,400         4,107,412
Boeing Co. .......................................        371,300        15,687,425
Electronic Data Systems Corp. ....................        338,900        19,063,125
First Data Corp. .................................        129,700         5,828,394
International Business Machines Corp. ............        270,200        31,427,637
Motorola, Inc. ...................................        269,000        22,276,562
Nippon Telegraph & Telephone Corp - ADR (Japan)
  (a).............................................        285,100        13,898,625
Oracle Corp. (a)..................................        129,000         3,200,813
SunGard Data Systems, Inc. (a)....................         96,000         3,360,000
Texas Instruments, Inc. ..........................        177,000        19,359,375
Xerox Corp. ......................................        422,500        23,739,219
Xilinx, Inc. (a)..................................        280,000        12,442,500
                                                                     --------------
                                                                        206,813,362
                                                                     --------------

                                               See Notes to Financial Statements

                            May 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

                   Description                           Shares       Market Value
-----------------------------------------------------------------------------------
UTILITIES  13.5%
BEC Energy........................................        430,200    $   18,928,800
Consolidated Edison, Inc. ........................        382,900        18,594,581
DQE, Inc. ........................................        312,200        13,346,550
Edison International..............................        414,800        11,407,000
GPU, Inc. ........................................        227,800         9,923,537
GTE Corp. ........................................        248,300        15,658,419
Illinova Corp. ...................................        243,600         6,622,875
NCR Corp. (a).....................................        498,000        19,453,125
Niagara Mohawk Holdings, Inc. (a).................      1,394,500        20,743,187
Northeast Utilities (a)...........................      1,221,500        21,528,937
PECO Energy Co. ..................................        168,200         8,231,288
SBC Communications, Inc. .........................        168,700         8,624,788
Sprint Corp. (PCS Group)..........................        198,100        22,335,775
US WEST Media Group...............................        128,400         6,941,625
                                                                     --------------
                                                                        202,340,487
                                                                     --------------
TOTAL COMMON STOCKS  88.3%.......................................     1,319,993,257
                                                                     --------------
PREFERRED STOCK  0.4%
Fresenius National Med Care, Inc. (convertible
  into common stock) (a)..........................         10,000               180
Microsoft Corp., $2.196 dividend per share
  (convertible into common stock).................         58,000         5,771,000
                                                                     --------------
TOTAL PREFERRED STOCK............................................         5,771,180
                                                                     --------------
CORPORATE OBLIGATIONS  2.1%
Deutsche Finance - 144A Private Placement (Netherlands)
  ($18,000,000 par, 0% coupon, 02/12/17 maturity) (c)............         9,765,000
Hewlett-Packard Co. LYON - 144A Private Placement ($8,375,000
  par, 0% coupon, 10/14/17 maturity) (c).........................         5,370,469
Merrill Lynch STRYPES ($66,100 par, 6.00% coupon, 06/01/99
  maturity)......................................................         4,470,845
Roche Holdings, Inc. LYON (Switzerland) ($17,000,000 par, 0%
  coupon, 04/20/10 maturity).....................................         9,902,500
Sandoz Ltd. (Switzerland) ($1,310,000 par, 2.00% coupon, 10/06/02
  maturity)......................................................         1,860,200
                                                                     --------------
TOTAL CORPORATE OBLIGATIONS......................................        31,369,014
                                                                     --------------
TOTAL LONG-TERM INVESTMENTS  90.8%
  (Cost $1,051,595,451)..........................................     1,357,133,451
                                                                     --------------

                                               See Notes to Financial Statements

                            May 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

                   Description                                        Market Value
-----------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  7.8%
COMMERCIAL PAPER  5.3%
Prudential Funding Corp. ($50,000,000 par, yielding 4.853%,
06/01/99 maturity)...............................................       $49,973,056
General Electric Capital Corp. ($30,000,000 par, yielding 4.923%,
06/01/99 maturity) (b)...........................................        29,983,600
                                                                     --------------
TOTAL COMMERCIAL PAPER...........................................        79,956,656
                                                                     --------------
REPURCHASE AGREEMENT  1.8%
BankAmerica Securities ($26,789,000 par collateralized by U.S.
Government obligations in a pooled cash account, dated 05/28/99,
to be sold on 06/01/99 at $26,803,436)...........................        26,789,000
U.S. GOVERNMENT AGENCY OBLIGATIONS  0.7%
Federal National Mortgage Association Discount Notes ($10,000,000
par, yielding 4.850%, 08/06/99 maturity) (b).....................         9,905,000
                                                                     --------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $116,657,656)............................................       116,650,656
                                                                     --------------
TOTAL INVESTMENTS  98.6%
  (Cost $1,168,253,107)..........................................     1,473,784,107
OTHER ASSETS IN EXCESS OF LIABILITIES  1.4%......................        21,014,429
                                                                     --------------
NET ASSETS  100.0%...............................................    $1,494,798,536
                                                                     ==============

(a) Non-income producing security as this stock currently does not declare dividends.

(b) Assets segregated for open futures transactions.

(c) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

ADR--American Depository Receipt.
LYON--Liquid Yield Option Note.
REIT--Real Estate Investment Trust.
STRYPES--Structured Yield Product Exchangeable For Common Stock.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                            May 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $1,168,253,107).....................    $1,473,784,107
Cash........................................................            36,569
Receivables:
  Fund Shares Sold..........................................        21,816,758
  Investments Sold..........................................         3,288,467
  Dividends.................................................         3,076,241
  Variation Margin on Futures...............................           299,600
Other.......................................................            50,579
                                                                --------------
      Total Assets..........................................     1,502,352,321
                                                                --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................         2,804,730
  Fund Shares Repurchased...................................         2,617,071
  Distributor and Affiliates................................           930,665
  Investment Advisory Fee...................................           476,124
  Income Distributions......................................            63,493
Accrued Expenses............................................           444,165
Trustees Deferred Compensation and Retirement Plans.........           217,537
                                                                --------------
      Total Liabilities.....................................         7,553,785
                                                                --------------
NET ASSETS..................................................    $1,494,798,536
                                                                ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................    $1,112,025,171
Net Unrealized Appreciation.................................       305,004,629
Accumulated Net Realized Gain...............................        74,679,586
Accumulated Undistributed Net Investment Income.............         3,089,150
                                                                --------------
NET ASSETS..................................................    $1,494,798,536
                                                                ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $980,723,136 and 50,679,629 shares of
    beneficial interest issued and outstanding).............    $        19.35
    Maximum sales charge (5.75%* of offering price).........              1.18
                                                                --------------
    Maximum offering price to public........................    $        20.53
                                                                ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $463,106,943 and 24,094,596 shares of
    beneficial interest issued and outstanding).............    $        19.22
                                                                ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $50,968,457 and 2,650,329 shares of
    beneficial interest issued and outstanding).............    $        19.23
                                                                ==============
*On sales of $50,000 or more, the sales charge will be
  reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

               For the Six Months Ended May 31, 1999 (Unaudited)
--------------------------------------------------------------------------------


INVESTMENT INCOME:
Dividends...................................................  $ 11,290,295
Interest....................................................     3,416,625
                                                              ------------
    Total Income............................................    14,706,920
                                                              ------------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $1,115,806, $2,247,431 and $238,111,
  respectively).............................................     3,601,348
Investment Advisory Fee.....................................     2,676,286
Shareholder Services........................................     1,473,104
Custody.....................................................        90,730
Trustees' Fees and Related Expenses.........................        37,432
Legal.......................................................        25,844
Other.......................................................       355,960
                                                              ------------
  Total Expenses............................................     8,260,704
  Less Credits Earned on Overnight Cash Balances............        16,610
                                                              ------------
  Net Expenses..............................................     8,244,094
                                                              ------------
NET INVESTMENT INCOME.......................................  $  6,462,826
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
    Investments.............................................  $ 70,654,586
    Futures.................................................    14,366,958
                                                              ------------
Net Realized Gain...........................................    85,021,544
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   271,665,940
                                                              ------------
  End of the Period:
    Investments.............................................   305,531,000
    Futures.................................................      (526,371)
                                                              ------------
                                                               305,004,629
                                                              ------------
Net Unrealized Appreciation During the Period...............    33,338,689
                                                              ------------
NET REALIZED AND UNREALIZED GAIN............................  $118,360,233
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $124,823,059
                                                              ============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                     For the Six Months Ended May 31, 1999
                and the Year Ended November 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                Six Months Ended      Year Ended
                                                  May 31, 1999     November 30, 1998
------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.........................   $    6,462,826     $   11,415,122
Net Realized Gain.............................       85,021,544         72,622,898
Net Unrealized Appreciation During the
  Period......................................       33,338,689        101,531,711
                                                 --------------     --------------
Change in Net Assets from Operations..........      124,823,059        185,569,731
                                                 --------------     --------------
Distributions from Net Investment Income:
  Class A Shares..............................       (3,623,794)       (10,777,270)
  Class B Shares..............................         (322,165)        (2,403,630)
  Class C Shares..............................          (34,842)          (246,229)
                                                 --------------     --------------
                                                     (3,980,801)       (13,427,129)
                                                 --------------     --------------
Distributions from Net Realized Gain:
  Class A Shares..............................      (52,929,557)       (92,498,080)
  Class B Shares..............................      (26,140,329)       (41,387,552)
  Class C Shares..............................       (2,709,491)        (4,313,012)
                                                 --------------     --------------
                                                    (81,779,377)      (138,198,644)
                                                 --------------     --------------
    Total Distributions.......................      (85,760,178)      (151,625,773)
                                                 --------------     --------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES..................................       39,062,881         33,943,958
                                                 --------------     --------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.....................    1,014,330,895        608,114,596
Net Asset Value of Shares Issued Through
  Dividend Reinvestment.......................       78,975,228        139,051,242
Cost of Shares Repurchased....................   (1,026,846,480)      (541,465,227)
                                                 --------------     --------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS................................       66,459,643        205,700,611
                                                 --------------     --------------
TOTAL INCREASE IN NET ASSETS..................      105,522,524        239,644,569
NET ASSETS:
Beginning of the Period.......................    1,389,276,012      1,149,631,443
                                                 --------------     --------------
End of the Period (Including accumulated
  undistributed net investment income of
  $3,089,150 and $607,125, respectively)......   $1,494,798,536     $1,389,276,012
                                                 ==============     ==============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                  Six Months             Year Ended November 30,
                                                    Ended        ----------------------------------------
                 Class A Shares                  May 31, 1999     1998       1997       1996       1995
---------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period........    $18.882      $18.716    $16.786    $ 14.81    $ 12.26
                                                    -------      -------    -------    -------    -------
  Net Investment Income.........................       .107         .200       .226       .243        .28
  Net Realized and Unrealized Gain/Loss.........      1.545        2.441      3.032      2.851      3.455
                                                    -------      -------    -------    -------    -------
Total from Investment Operations................      1.652        2.641      3.258      3.094      3.735
                                                    -------      -------    -------    -------    -------
Less:
  Distributions from Net Investment Income......       .073         .230       .230       .250      .2925
  Distributions from Net Realized Gain..........      1.110        2.245      1.098       .868      .8925
                                                    -------      -------    -------    -------    -------
Total Distributions.............................      1.183        2.475      1.328      1.118      1.185
                                                    -------      -------    -------    -------    -------
Net Asset Value, End of the Period..............    $19.351      $18.882    $18.716    $16.786    $ 14.81
                                                    =======      =======    =======    =======    =======
Total Return (a)................................      9.29%*      16.21%     21.27%     22.35%     33.34%
Net Assets at End of the Period (In millions)...    $ 980.7      $ 901.3    $ 773.3    $ 584.6    $ 381.6
Ratio of Expenses to Average Net Assets (b).....       .89%         .92%       .94%      1.04%      1.15%
Ratio of Net Investment Income to Average Net
  Assets (b)....................................      1.18%        1.13%      1.33%      1.68%      2.24%
Portfolio Turnover..............................        42%*         76%        94%       110%       108%

 * Non-Annualized

(a) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended November 30, 1995 through 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                  Six Months             Year Ended November 30,
                                                    Ended        ----------------------------------------
                 Class B Shares                  May 31, 1999     1998       1997       1996       1995
---------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period........    $18.772      $18.630    $16.721    $ 14.77    $ 12.25
                                                    -------      -------    -------    -------    -------
  Net Investment Income.........................       .039         .071       .097       .142        .17
  Net Realized and Unrealized Gain/Loss.........      1.532        2.426      3.020      2.827      3.455
                                                    -------      -------    -------    -------    -------
Total from Investment Operations................      1.571        2.497      3.117      2.969      3.625
                                                    -------      -------    -------    -------    -------
Less:
  Distributions from Net Investment Income......       .013         .110       .110       .150      .2125
  Distributions from Net Realized Gain..........      1.110        2.245      1.098       .868      .8925
                                                    -------      -------    -------    -------    -------
Total Distributions.............................      1.123        2.355      1.208      1.018      1.105
                                                    -------      -------    -------    -------    -------
Net Asset Value, End of Period..................    $19.220      $18.772    $18.630    $16.721    $ 14.77
                                                    =======      =======    =======    =======    =======
Total Return (a)................................      8.87%*      15.38%     20.37%     21.38%     32.15%
Net Assets at End of the Period (In millions)...    $ 463.1      $ 442.4    $ 340.8    $ 210.3    $  98.4
Ratio of Expenses to Average Net Assets (b).....      1.66%        1.69%      1.72%      1.83%      1.99%
Ratio of Net Investment Income to Average Net
  Assets (b)....................................       .41%         .36%       .55%       .89%      1.25%
Portfolio Turnover..............................        42%*         76%        94%       110%       108%

 * Non-Annualized

(a) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended November 30, 1995 through 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                  Six Months             Year Ended November 30,
                                                    Ended        ----------------------------------------
                 Class C Shares                  May 31, 1999     1998       1997       1996       1995
---------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period........    $18.779      $18.643    $16.734    $ 14.78    $ 12.26
                                                    -------      -------    -------    -------    -------
  Net Investment Income.........................       .040         .072       .096       .139        .18
  Net Realized and Unrealized Gain/Loss.........      1.535        2.419      3.021      2.833      3.445
                                                    -------      -------    -------    -------    -------
Total from Investment Operations................      1.575        2.491      3.117      2.972      3.625
                                                    -------      -------    -------    -------    -------
Less:
  Distributions from Net Investment Income......       .013         .110       .110       .150      .2125
  Distributions from Net Realized Gain..........      1.110        2.245      1.098       .868      .8925
                                                    -------      -------    -------    -------    -------
Total Distributions.............................      1.123        2.355      1.208      1.018      1.105
                                                    -------      -------    -------    -------    -------
Net Asset Value, End of the Period..............    $19.231      $18.779    $18.643    $16.734    $ 14.78
                                                    =======      =======    =======    =======    =======
Total Return (a)................................      8.87%*      15.37%     20.28%     21.43%     32.23%
Net Assets at End of the Period (In millions)...    $  51.0      $  45.6    $  35.5    $  22.1    $  10.4
Ratio of Expenses to Average Net Assets (b).....      1.66%        1.69%      1.72%      1.83%      1.97%
Ratio of Net Investment Income to Average Net
  Assets (b)....................................       .41%         .36%       .55%       .89%      1.35%
Portfolio Turnover..............................        42%*         76%        94%       110%       108%

 * Non-Annualized

(a) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended November 30, 1995 through 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                            May 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
Van Kampen Growth and Income Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide income and long-term growth of capital by investing principally in income-producing equity securities including common stock and convertible securities. The Fund commenced investment operations on August 1, 1946. The distribution of the Fund's Class B and Class C shares commenced on August 2, 1993.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Fixed income investments are stated at value using market quotations or indications of value obtained from an independent pricing service. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At May 31, 1999, there were no when issued or delayed delivery purchase commitments.

    The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to

                            May 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES--Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Original issue discounts on debt securities purchased are amortized over the expected life of each applicable security. Premiums on debt securities are not amortized. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of gains or losses recognized for tax purposes on open futures at November 30, 1998, and the deferral of losses for tax purposes relating to wash sale transactions.

    At May 31, 1999, for federal income tax purposes the cost of long- and short-term investments is $1,169,607,330; the aggregate gross unrealized appreciation is $327,368,364 and the aggregate gross unrealized depreciation is $23,191,587, resulting in net unrealized appreciation on long- and short-term investments of $304,176,777.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on option and futures transactions. All short-term capital gains and a portion of option and futures gains are included in ordinary income for tax purposes.

                            May 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

F. EXPENSE REDUCTIONS--During the six months ended May 31, 1999, the Fund's custody fee was reduced by $16,610 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide facilities and investment advice to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS                                       % PER ANNUM
--------------------------------------------------------------------
First $150 million.....................................    .50 of 1%
Next $100 million......................................    .45 of 1%
Next $100 million......................................    .40 of 1%
Over $350 million......................................    .35 of 1%

    For the six months ended May 31, 1999, the Fund recognized expenses of approximately $25,800 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the six months ended May 31, 1999, the Fund recognized expenses of approximately $143,400 representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended May 31, 1999, the Fund recognized expenses of approximately $1,185,500. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

                            May 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

    For the six months ended May 31, 1999, the Fund paid brokerage commissions to Morgan Stanley Dean Witter & Co., an affiliate of Van Kampen, totaling $3,246.

3. CAPITAL TRANSACTIONS
At May 31, 1999, capital aggregated $698,072,744, $372,803,989 and $41,148,438 for Classes A, B, and C, respectively. For the six months ended May 31, 1999, transactions were as follows:

                                               SHARES            VALUE
---------------------------------------------------------------------------
Sales:
  Class A................................     49,917,380    $   923,444,709
  Class B................................      2,913,186         53,283,750
  Class C................................      2,051,254         37,602,436
                                             -----------    ---------------
Total Sales..............................     54,881,820    $ 1,014,330,895
                                             ===========    ===============
Dividend Reinvestment:
  Class A................................      2,924,893    $    52,262,129
  Class B................................      1,371,602         24,366,741
  Class C................................        132,001          2,346,358
                                             -----------    ---------------
Total Dividend Reinvestment..............      4,428,496    $    78,975,228
                                             ===========    ===============
Repurchases:
  Class A................................    (49,894,958)   $  (922,274,815)
  Class B................................     (3,754,455)       (68,603,872)
  Class C................................     (1,963,602)       (35,967,793)
                                             -----------    ---------------
Total Repurchases........................    (55,613,015)   $(1,026,846,480)
                                             ===========    ===============

                            May 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

    At November 30, 1998, capital aggregated $644,640,721, $363,757,370 and
$37,167,437 for Classes A, B, and C, respectively. For the year ended November 30, 1998, transactions were as follows:

                                                 SHARES           VALUE
---------------------------------------------------------------------------
Sales:
  Class A.................................      24,895,780    $ 446,127,507
  Class B.................................       7,916,780      142,709,294
  Class C.................................       1,081,258       19,277,795
                                              ------------    -------------
Total Sales...............................      33,893,818    $ 608,114,596
                                              ============    =============
Dividend Reinvestment:
  Class A.................................       5,811,162    $  95,421,131
  Class B.................................       2,446,668       39,889,597
  Class C.................................         229,289        3,740,514
                                              ------------    -------------
Total Dividend Reinvestment...............       8,487,119    $ 139,051,242
                                              ============    =============
Repurchases:
  Class A.................................     (24,293,403)   $(436,053,298)
  Class B.................................      (5,090,880)     (91,529,090)
  Class C.................................        (785,695)     (13,882,839)
                                              ------------    -------------
Total Repurchases.........................     (30,169,978)   $(541,465,227)
                                              ============    =============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC for Class B and C shares will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                     CONTINGENT DEFERRED
                                                        SALES CHARGE
YEAR OF REDEMPTION                                 CLASS B         CLASS C
--------------------------------------------------------------------------
First..........................................      5.00%           1.00%
Second.........................................      4.00%            None
Third..........................................      3.00%            None
Fourth.........................................      2.50%            None
Fifth..........................................      1.50%            None
Sixth and Thereafter...........................       None            None

    For the six months ended May 31, 1999, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A shares of approximately

                            May 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

$203,500 and CDSC on the redeemed shares of Classes B and C of approximately $531,200. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $546,558,230 and $566,386,240, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures contract. In these instances the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

    During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in stock index futures. These contracts are generally used as a substitute for purchasing and selling specific securities. Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the six months ended May 31, 1999, were as follows:

                                                            CONTRACTS
---------------------------------------------------------------------
Outstanding at November 30, 1998..........................      260
Futures Opened............................................      350
Futures Closed............................................     (503)
                                                              -----
Outstanding at May 31, 1999...............................      107
                                                              =====

                            May 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

    The futures contracts outstanding as of May 31, 1999, and the description and unrealized appreciation/depreciation are as follows:

                                                          UNREALIZED
                                       CONTRACTS   APPRECIATION/DEPRECIATION
----------------------------------------------------------------------------
Long Contracts:
  S&P 500 Index Futures Jun 1999
  (Current Notional Value of
  $324,300 per contract)...........       107              $(526,371)
                                          ===              =========

6. DISTRIBUTION AND SERVICE PLANS
The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the six months ended May 31, 1999, are payments retained by Van Kampen of approximately $1,911,000.

                                VAN KAMPEN FUNDS

EQUITY FUNDS

Domestic
   Aggressive Equity
   Aggressive Growth
   American Value
   Comstock
   Emerging Growth
   Enterprise
   Equity Growth
   Equity Income
   Growth
   Growth and Income
   Harbor
   Pace
   Real Estate Securities
   Utility
   Value

Global/International
   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   Global Franchise
   Global Managed Assets
   International Magnum
   Latin American

FIXED-INCOME FUNDS
Income
   Corporate Bond
   Global Fixed Income
   Global Government Securities
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   Short-Term Global Income
   Strategic Income
   U.S. Government
   U.S. Government Trust for Income
   Worldwide High Income

Tax Exempt Income
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

Capital Preservation
   Reserve
   Tax Free Money
SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at WWW.VANKAMPEN.COM--to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time. Telecommunications Device for the Deaf users, call 1-800-421-2833.

- e-mail us by visiting WWW.VANKAMPEN.COM and selecting Contact Us

                       VAN KAMPEN GROWTH AND INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
RICHARD M. DEMARTINI*
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
JACK E. NELSON
DON G. POWELL*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY, PH.D.
PAUL G. YOVOVICH

OFFICERS

RICHARD F. POWERS, III*
President

DENNIS J. MCDONNELL*
Executive Vice President
and Chief Investment Officer

A. THOMAS SMITH, III*
Vice President and Secretary

JOHN L. SULLIVAN*
Vice President, Treasurer and Chief
Financial Officer

CURTIS W. MORRELL*
Vice President and Chief Accounting Officer

TANYA M. LODEN*
Controller

PETER W. HEGEL*
PAUL R. WOLKENBERG*
EDWARD C. WOOD, III*
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN
ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR
SERVICES INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PRICEWATERHOUSECOOPERS LLP
200 E. Randolph Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.
(C) Van Kampen Funds Inc., 1999
 All rights reserved.
(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After December 31, 1999, the report, if used with prospective investors, must be accompanied by a quarterly performance update, if applicable.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations, and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest that, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act which may limit the legal rights regarding the use of such statements in the case of dispute.